Exhibit (g)(2)

FORM OF

APPENDIX "A"
TO
CUSTODIAN AGREEMENT
BETWEEN
The Bank of New York and each of the following Investment Companies

Dated as of ___ __, ____

The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of ___ __, ____:

FUND                                 Portfolio                                                 Effective as of:

Fidelity Aberdeen Street Trust       Fidelity Freedom Income Fund                              August 31, 1996
                                     Fidelity Freedom 2000 Fund                                August 31, 1996
                                     Fidelity Freedom 2010 Fund                                August 31, 1996
                                     Fidelity Freedom 2020 Fund                                August 31, 1996
                                     Fidelity Freedom 2030 Fund                                August 31, 1996

Fidelity Advisor Series II           Fidelity Advisor Government Investment Fund               December 1, 1994
                                     Fidelity Advisor High Yield Fund                          December 1, 1994
                                     Fidelity Advisor Intermediate Bond Fund**                 December 1, 1994
                                     Fidelity Advisor Mortgage Securities Fund*                December 1, 1994
                                     Fidelity Advisor Short Fixed-Income Fund                  December 1, 1994
                                     Fidelity Advisor Strategic Income Fund                    December 1, 1994

Fidelity Advisor Series IV           Fidelity Institutional Short-Intermediate Government Fund December 1, 1994
                                     Fidelity Real Estate High Income Fund                     December 1, 1994

Fidelity Boston Street Trust         Fidelity Target Timeline 1999                             January 18, 1996
                                     Fidelity Target Timeline 2001                             January 18, 1996
                                     Fidelity Target Timeline 2003                             January 18, 1996

Fidelity Charles Street Trust        Spartan Short-Term Bond Fund                              December 1, 1994
                                     Spartan Investment Grade Bond Fund                        December 1, 1994

Fidelity Commonwealth Trust          Fidelity Intermediate Bond Fund                           December 1, 1994

Fidelity Concord Street Trust        Fidelity U.S. Bond Index Fund                             December 1, 1994

Fidelity Covington Trust             Fidelity Real Estate High Income Fund II                  May 16, 1996

Colchester Street Trust              Domestic Portfolio                                        September 14,1995
                                     Money Market Portfolio                                    September 14, 1995
                                     Government Portfolio                                      September 14, 1995
                                     Treasury Portfolio                                        September 14, 1995
                                     Treasury Only Portfolio                                   September 14, 1995
                                     Tax-Exempt Portfolio                                      September 14, 1995

Fidelity Fixed-Income Trust          Fidelity Short-Term Bond Fund                             December 1, 1994
                                     Fidelity Investment Grade Bond Fund                       December 1, 1994
                                     Spartan Government Income Fund                            December 1, 1994
                                     Fidelity High Income Fund                                 December 1, 1994

Fidelity Hereford Street Trust       Spartan Money Market Fund                                 December 1, 1994
                                     Spartan U.S. Government Money Market Fund                 September 14, 1995
                                     Spartan U.S. Treasury Money Market Fund                   September 14, 1995

Fidelity Income Fund                 Fidelity Ginnie Mae Fund                                  December 1, 1994
                                     Fidelity Intermediate Government Income Fund***           December 1, 1994

Fidelity Money Market Trust          Retirement Government Money Market Portfolio              September 14, 1995
                                     Retirement Money Market Portfolio                         September 14, 1995

Fidelity Phillips Street Trust       Fidelity Cash Reserves                                    December 1, 1994
                                     Fidelity U.S. Government Reserves                         September 14, 1995

Fidelity Select Portfolios           Money Market Portfolio                                    December 1, 1994

Fidelity Summer Street Trust         Fidelity Capital & Income Fund                            December 1, 1994

Fidelity School Street Trust:        Fidelity Strategic Income Fund                            March 19, 1998

Fidelity Union Street Trust          Spartan Ginnie Mae Fund                                   December 1, 1994

Fidelity Union Street Trust II       Fidelity Daily Income Trust                               December 1, 1994

Newbury Street Trust                 Prime Fund - Daily Money Class                            September 14, 1995
                                     Prime Fund - Capital Reserves Class                       September 18, 1997
                                     Treasury Fund - Daily Money Class                         September 14, 1995
                                     Treasury Fund - Advisor B Class                           September 14, 1996
                                     Treasury Fund - Capital Reserves Class                    September 18, 1997

Variable Insurance Products Fund     High Income Portfolio                                     December 1, 1994
                                     Money Market Portfolio                                    September 14, 1995

Variable Insurance Products Fund II Investment Grade Bond Portfolio                            December 1, 1994

*Fidelity Income Fund: Fidelity Advisor Mortgage Securities Fund moved into Fidelity Advisor Series II effective 2/26/99.
**Fidelity Advisor Series IV: Fidelity Advisor Intermediate Bond Fund moved into Fidelity Advisor Series II effective 2/26/99.
***Fidelity Fixed Income Trust: Spartan Short-Intermediate Government Fund merged into Fidelity Income Fund: Fidelity Intermediate Government Income Fund effective 4/22/99.








Each of the Investment Companies             The Bank of New York
listed on this Appendix "A", on behalf
of each of their respective Portfolios

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